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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 25, 2008 (January 23, 2008)

Travelport Limited
(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

400 Interpace Parkway
Building A
Parsippany, NJ 07054
(Address of principal executive office)

Registrant's telephone number, including area code (973) 939-1000

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

        On January 23, 2008, the Board of Directors of the Company concluded that certain previously issued financial statements (i) as of and for the years ended December 31, 2004 and 2005, (ii) as of December 31, 2006 and for the periods from January 1, 2006 to August 22, 2006 (Predecessor) and from July 13, 2006 (Formation Date) to December 31, 2006, (iii) as of and for the three months ended March 31, 2007, (iv) as of and for the three and six months ended June 30, 2007 and (v) as of and for the three and nine months ended September 30, 2007 and the periods from January 1, 2006 to August 22, 2006 (Predecessor) and from July 13, 2006 (Formation Date) to September 30, 2006, contained in the Company's Registration Statement on Form S-4, as amended, originally filed with the Securities and Exchange Commission on March 30, 2007 and in the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007, respectively, should be restated. Accordingly, neither (1) the financial statements, the report of independent public accounting firm and other financial disclosures contained in the Company's registration statement on Form S-4, as amended, nor (2) the financial statements or financial disclosures contained in the Company's previously filed Quarterly Reports on Form 10-Q for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007 should be relied upon.

        The Company determined that errors existed in its financial statements primarily relating to its accounting for certain revenue and expense transactions as well as the fair value of deferred tax balances.

        The Company's management and Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K with the Company's independent registered public accounting firm.

        Attached as Exhibit 99.1 to this Current Report on Form 8-K are restated consolidated financial statements of the Company for the fiscal years ended December 31, 2004 and 2005 and for the periods from January 1, 2006 to August 22, 2006 (Predecessor) and from July 13, 2006 (Formation Date) to December 31, 2006. Concurrently, we are also filing amended Quarterly Reports on Form 10-Q/A for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007.

        All information in this Form 8-K is as of the original filing date and does not reflect any subsequent information or events other than the restatement discussed in note 2.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

        The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Travelport Limited Financial Statements

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED
By:	/s/ WILLIAM J. SEVERANCE William J. Severance Senior Vice President and Chief Accounting Officer

Date: January 25, 2008

3

TRAVELPORT LIMITED
CURRENT REPORT ON FORM 8-K
Report Dated January 25, 2008 (January 23, 2008)

EXHIBIT INDEX

99.1	Travelport Limited Financial Statements.

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SIGNATURE
TRAVELPORT LIMITED CURRENT REPORT ON FORM 8-K Report Dated January 25, 2008 (January 23, 2008)
EXHIBIT INDEX